Exhibit 99.2

First Quarter 2019
Financial Supplement

TABLE OF CONTENTS

Page

Financial Summary and Key Metrics	3

Consolidated Statements of Income	4

Consolidated Balance Sheets	5

Average Balance, Average Yield Earned and Average Rate Paid	6-7

Loans and Deposits by Market	8

Segment Data	9

Loan Portfolio and Asset Quality	10-11

Preliminary Capital Ratios	12

Investment Portfolio	13

Non-GAAP Reconciliation	14-17

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures include, without limitation, adjusted net income, adjusted diluted earnings per share, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted mortgage contribution, adjusted return on average assets and equity, pro forma return on average assets and equity, adjusted pro forma return on average assets and equity and core total revenue.  Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted measures. The corresponding Earnings Release and Earnings Release Presentation also presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, return on average tangible common equity, pro forma return on average tangible common equity, adjusted return on average tangible common equity and pro forma adjusted return on average tangible common equity.  Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.

The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends.  In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies.  However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures.  The Company includes tables under the Non-GAAP reconciliation section of this document to provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)
	2019	2018
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Statement of Income Data
Total interest income	$65,933	$63,068	$62,612	$59,043	$54,848
Total interest expense	12,917	11,701	9,857	7,526	6,419
Net interest income	53,016	51,367	52,755	51,517	48,429
Provision for loan losses	1,391	2,200	1,818	1,063	317
Total noninterest income	29,039	27,249	34,355	35,763	33,275
Total noninterest expense	55,101	53,736	57,213	56,358	56,151
Net income before income taxes	25,563	22,680	28,079	29,859	25,236
Income tax expense	5,975	5,640	6,702	7,794	5,482
Net income	419,588	$17,040	$21,377	$22,065	$19,754
Net interest income (tax—equivalent basis)	$53,461	$51,799	$53,161	$51,909	$48,799
Net income, adjusted*	$20,826	$17,336	$21,377	$22,736	$20,636
Per Common Share
Diluted net income	$0.62	$0.54	$0.68	$0.70	$0.63
Diluted net income, adjusted*	0.66	0.55	0.68	0.72	0.66
Book value	22.51	21.87	21.12	20.56	19.92
Tangible book value*	17.73	17.02	16.25	15.66	14.99
Weighted average number of shares-diluted	31,349,198	31,344,949	31,339,628	31,294,044	31,421,830
Period-end number of shares	30,852,665	30,724,532	30,715,792	30,683,353	30,671,763
Selected Balance Sheet Data
Cash and cash equivalents	$195,414	$125,356	$181,630	$104,417	$73,700
Loans held for investment (HFI)	3,786,791	3,667,511	3,538,531	3,415,575	3,244,663
Allowance for loan losses	(29,814)	(28,932)	(27,608)	(26,347)	(24,406)
Loans held for sale	248,054	278,815	323,486	374,916	414,518
Investment securities, at fair value	670,835	658,805	609,568	611,435	597,347
Other real estate owned, net	12,828	12,643	13,587	14,639	15,334
Total assets	5,335,156	5,136,764	5,058,167	4,923,249	4,725,416
Customer deposits	4,233,750	4,068,610	4,017,391	3,844,009	3,684,758
Brokered and internet time deposits	69,441	103,107	112,082	65,854	81,393
Total deposits	4,303,191	4,171,717	4,129,473	3,909,863	3,766,151
Borrowings	229,178	227,776	210,968	342,893	293,017
Total shareholders' equity	694,577	671,857	648,731	630,959	611,075
Selected Ratios
Return on average:
Assets	1.54%	1.35%	1.72%	1.86%	1.71%
Shareholders' equity	11.6%	10.3%	13.3%	14.4%	13.4%
Tangible common equity*	14.8%	13.3%	17.4%	19.0%	17.9%
Average shareholders' equity to average assets	13.2%	13.2%	12.9%	12.9%	12.8%
Net interest margin (NIM) (tax-equivalent basis)	4.61%	4.50%	4.71%	4.81%	4.64%
Efficiency ratio (GAAP)	67.2%	68.45	65.7%	64.6%	68.7%
Core efficiency ratio (tax-equivalent basis)*(a)	64.9%	67.5%	65.7%	63.4%	66.8%
Loans HFI to deposit ratio	88.0%	87.9%	85.7%	87.4%	86.2%
Total loans to deposit ratio	93.8%	94.6%	93.5%	96.9%	97.2%
Yield on interest-earning assets	5.73%	5.52%	5.58%	5.51%	5.25%
Cost of interest-bearing liabilities	1.52%	1.40%	1.20%	0.96%	0.85%
Cost of total deposits	1.14%	1.03%	0.80%	0.62%	0.55%
Credit Quality Ratios
Allowance for loan losses as a percentage of loans HFI	0.79	0.79	0.78	0.77	0.75
Net charge-off's (recoveries) as a percentage of average loans HFI	0.06	0.06	0.06	(0.11	(0.01
Nonperforming loans HFI as a percentage of total loans HFI	0.41	0.46	0.30	0.26	0.30
Nonperforming assets as a percentage of total assets	0.57	0.61	0.51	0.52	0.59
Preliminary capital ratios (Consolidated)
Shareholders' equity to assets	13.0	13.1	12.8	12.8	12.9
Tangible common equity to tangible assets*	10.5	10.5	10.2	10.1	10.1
Tier 1 capital (to average assets)	11.5	11.4	11.3	10.9	10.7
Tier 1 capital (to risk-weighted assets)	12.7	12.4	12.2	11.3	11.8
Total capital (to risk-weighted assets)	13.4	13.0	12.8	11.9	12.3
Common Equity Tier 1 (to risk-weighted assets) (CET1)	12.0	11.7	11.5	10.6	11.0

*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP Financial Measures" and the corresponding financial tables below for reconciliations of these Non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release. (a) During the first quarter of 2019, the Company changed its presentation of the total and operating segments core efficiency ratio calculation to no longer exclude the change in fair value of MSRs; therefore, prior periods have been revised to reflect this change.

FB Financial Corporation	3

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)
						Q1 2019	Q1 2019
						vs.	vs.
	2019	2018				Q4 2018	Q1 2018
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$60,448	$57,875	$57,904	$54,529	$50,693	4.4%	19.2%
Interest on securities
Taxable	3,569	3,260	3,151	3,134	2,852	9.5%	25.1%
Tax-exempt	1,144	1,110	1,031	981	925	3.1	23.7%
Other	772	823	526	399	378	(6.2)%	104.2%
Total interest income	65,933	63,068	62,612	59,043	54,848	4.5%	20.2%
Interest expense:
Deposits	11,855	10,703	7,864	5,898	5,071	10.8%	133.8%
Borrowings	1,062	998	1,993	1,628	1,348	6.4%	(21.2)%
Total interest expense	12,917	11,701	9,857	7,526	6,419	10.4%	101.2%
Net interest income	53,016	51,367	52,755	51,517	48,429	3.2%	9.5%
Provision for loan losses	1,391	2,200	1,818	1,063	317	(36.8)%	338.8%
Net interest income after provision for loan losses	51,625	49,167	50,937	50,454	48,112	5.0%	7.3%
Noninterest income:
Mortgage banking income	21,021	18,997	26,649	28,544	26,471	10.7%	(20.6)%
Service charges on deposit accounts	2,079	2,286	2,208	2,049	1,959	(9.1)%	6.1%
ATM and interchange fees	2,656	2,660	2,411	2,581	2,361	(0.2)%	12.5%
Investment services and trust income	1,295	1,384	1,411	1,180	1,206	(6.4)%	7.4%
Gain (loss) from securities, net	43	—	(27)	(42)	(47)	100.0%	(191.5)%
(Loss) gain on sales or write-downs of other real estate owned	(39)	(56)	120	23	(186)	(30.4)%	(79.0)%
Gain (loss) from other assets	191	89	326	(155)	68	114.6%	180.9%
Other income	1,793	1,889	1,257	1,583	1,443	(5.1)%	24.3%
Total noninterest income	29,039	27,249	34,355	35,763	33,275	6.6%	(12.7)%
Total revenue	82,055	78,616	87,110	87,280	81,704	4.4%	0.4%
Noninterest expenses:
Salaries, commissions and employee benefits	33,697	33,286	35,213	34,366	34,027	1.2%	(1.0)%
Occupancy and equipment expense	3,730	3,493	3,514	3,545	3,424	6.8%	8.9%
Legal and professional fees	1,725	1,978	1,917	1,965	2,043	(12.8)%	(15.6)%
Data processing	2,384	2,365	2,562	2,138	2,035	0.8%	17.1%
Merger expense	621	401	—	—	1,193	54.9%	(47.9)%
Amortization of core deposits and other intangibles	729	753	777	802	853	(3.2)%	(14.5)%
Regulatory fees and deposit insurance assessments	592	684	738	730	562	(13.5)%	5.3%
Software license and maintenance fees	472	489	622	603	657	(3.5)%	(28.2)%
Advertising	2,737	2,639	3,810	3,408	3,282	3.7%	(16.6)%
Mortgage restructuring expense	1,054	—	—	—	—	100.0%	100.0%
Other expense	7,360	7,648	8,060	8,801	8,075	(3.8)%	(8.9)%
Total noninterest expense	55,101	53,736	57,213	56,358	56,151	2.5%	(1.9)%
Income before income taxes	25,563	22,680	28,079	29,859	25,236	12.7%	1.3%
Income tax expense	5,975	5,640	6,702	7,794	5,482	5.9%	9.0%
Net income	$19,588	$17,040	$21,377	$22,065	$19,754	15.0%	(0.8)%
Earnings available to common shareholders(a)	$19,483	$16,949	$21,263	$21,948	$19,754
Weighted average common shares outstanding:
Basic	30,786,684	30,717,008	30,692,668	30,678,732	30,613,284
Fully diluted	31,349,198	31,344,949	31,339,628	31,294,044	31,421,830
Earnings per common share:
Basic	$0.63	$0.55	$0.69	$0.72	$0.65
Fully diluted	0.62	0.54	0.68	0.70	0.63
(a) Beginning with the second quarter of 2018, the Company declared a dividend which included participating securities related to the Company's undistributed restricted stock units. As such, earnings per share is presented in accordance with the two-class method.

FB Financial Corporation	4

Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except %)

						Annualized
						Q1 2019	Q1 2019
						vs.	vs.
	2019	2018				Q4 2018	Q1 2018
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$60,253	$38,381	$81,366	$67,863	$53,060	231.1%	13.6%
Federal funds sold	6,600	31,364	801	19,859	7,171	(320.2)%	(8.0)%
Interest bearing deposits in financial institutions	128,561	55,611	99,463	16,695	13,469	532.0%	854.5%
Cash and cash equivalents	195,414	125,356	181,630	104,417	73,700	226.7%	165.15
Investments:
Available-for-sale debt securities, at fair value	667,654	655,698	606,501	608,360	594,248	7.4%	12.4%
Equity securities, at fair value	3,181	3,107	3,067	3,075	3,099	9.7%	2.6%
Federal Home Loan Bank stock, at cost	13,432	13,432	13,432	12,641	11,810	—%	13.7%
Loans held for sale, at fair value	248,054	278,815	323,486	374,916	414,518	(44.7)%	(40.2)%
Loans	3,786,791	3,667,511	3,538,531	3,415,575	3,244,663	13.2%	16.7%
Less: allowance for loan losses	29,814	28,932	27,608	26,347	24,406	12.4%	22.2%
Net loans	3,756,977	3,638,579	3,510,923	3,389,228	3,220,257	13.2%	16.7%
Premises and equipment, net	87,013	86,882	86,445	85,936	81,175	0.6%	7.2%
Other real estate owned, net	12,828	12,643	13,587	14,639	15,334	5.9%	(16.3)%
Interest receivable	16,611	14,503	14,943	12,729	13,920	58.9%	19.3%
Mortgage servicing rights, at fair value	64,031	88,829	79,890	109,449	93,160	(113.2)%	(31.3)%
Goodwill	137,190	137,190	137,190	137,190	137,190	—%	—%
Core deposit and other intangibles, net	10,439	11,628	12,403	13,203	14,027	(41.5)%	(25.6)%
Other assets	122,332	70,102	74,670	57,466	52,978	302.2%	130.9%
Total assets	$5,335,156	$5,136,764	$5,058,167	$4,923,249	$4,725,416	15.7%	12.9%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$964,745	$949,135	$962,948	$970,851	$930,991	6.7%	3.6%
Interest-bearing checking	937,323	863,706	876,991	921,246	983,634	34.6%	(4.7)%
Money market and savings	1,257,863	1,239,131	1,236,851	1,287,657	1,144,517	6.1%	9.9%
Customer time deposits	1,073,819	1,016,638	940,601	664,255	625,616	22.85	71.6%
Brokered and internet time deposits	69,441	103,107	112,082	65,854	81,393	(132.4)%	(14.7)%
Total deposits	4,303,191	4,171,717	4,129,473	3,909,863	3,766,151	12.8%	14.3%
Borrowings	229,178	227,776	210,968	342,893	293,017	2.5%	(21.8)%
Accrued expenses and other liabilities	108,210	65,414	68,995	39,534	55,173	265.3%	96.1%
Total liabilities	4,640,579	4,464,907	4,409,436	4,292,290	4,114,341	16.0%	12.8%
Shareholders' equity:
Common stock, $1 par value	30,853	30,725	30,716	30,683	30,672	1.7%	0.6%
Additional paid-in capital	423,647	424,146	422,302	420,382	418,810	(0.5)%	1.2%
Retained earnings	236,947	221,213	206,718	187,250	167,094	28.8%	41.8%
Accumulated other comprehensive income (loss), net	3,130	(4,227)	(11,005)	(7,356)	(5,501)	(705.9)%	(156.9)%
Total shareholders' equity	694,577	671,857	648,731	630,959	611,075	13.7%	13.7%
Total liabilities and shareholders' equity	$5,335,156	$5,136,764	$5,058,167	$4,923,249	$4,725,416	15.7%	12.9%

FB Financial Corporation	5

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended
	March 31, 2019			December 31, 2018
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$3,720,739	$57,909	6.31%	$3,559,587	$54,858	6.11%
Loans held for sale	216,227	2,581	4.84%	260,763	3,058	4.65%
Securities:
Taxable	518,504	3,569	2.79%	487,843	3,260	2.65%
Tax-exempt(a)	138,847	1,547	4.52%	130,465	1,501	4.56%
Total securities(a)	657,351	5,116	3.16%	618,308	4,761	3.05%
Federal funds sold	18,392	123	2.71%	27,835	160	2.28%
Interest-bearing deposits with other financial institutions	75,291	446	2.40%	86,421	464	2.13%
FHLB stock	13,432	203	6.13%	13,432	199	5.88%
Total interest earning assets(a)	4,701,432	66,378	5.73%	4,566,346	63,500	5.52%
Noninterest Earning Assets:
Cash and due from banks	50,218			53,067
Allowance for loan losses	(29,537)			(27,369)
Other assets	452,805			413,114
Total noninterest earning assets	473,486			438,812
Total assets	$5,174,918			$5,005,158
Interest-bearing liabilities:
Interest bearing deposits:
Interest bearing checking	$878,167	$2,054	0.95%	$828,507	$1,870	0.90%
Money market	1,073,170	3,956	1.49%	1,058,172	3,568	1.34%
Savings deposits	176,305	68	0.16%	174,199	67	0.15%
Customer time deposits	1,045,204	5,281	2.05%	983,204	4,649	1.88%
Broker and internet time deposits	102,188	496	1.97%	107,129	549	2.03%
Time deposits	1,147,392	5,777	2.04%	1,090,333	5,198	1.89%
Total interest bearing deposits	3,275,034	11,855	1.47%	3,151,211	10,703	1.35%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	15,319	35	0.93%	18,378	29	0.63%
Federal Home Loan Bank advances	117,875	634	2.18%	106,468	554	2.06%
Subordinated debt	30,930	393	5.15%	30,930	415	5.32%
Total other interest-bearing liabilities	164,124	1,062	2.62%	155,776	998	2.54%
Total interest-bearing liabilities	3,439,158	12,917	1.52%	3,306,987	11,701	1.40%
Noninterest bearing liabilities:
Demand deposits	955,156			987,127
Other liabilities	96,059			51,994
Total noninterest-bearing liabilities	1,051,215			1,039,121
Total liabilities	4,490,373			4,346,108
Shareholders' equity	684,545			659,050
Total liabilities and shareholders' equity	$5,174,918			$5,005,158
Net interest income(a)		$53,461			$51,799
Interest rate spread(a)			4.21%			4.11%
Net interest margin(a)			4.61%			4.50%
Cost of total deposits			1.14%			1.03%
Average interest-earning assets to average interest-bearing liabilities			136.7%			138.1%
Tax-equivalent adjustment		$445			$432
Loan HFI yield components:
Contractual interest rate(a)		$51,949	5.66%		$49,873	5.56%
Origination and other loan fee income		3,840	0.42%		2,998	0.33%
Accretion on purchased loans		1,831	0.20%		1,863	0.21%
Nonaccrual interest		89	0.01%		96	0.01%
Syndication fee income		200	0.02%		28	—%
Total loan yield		$57,909	6.31%		$54,858	6.11%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.060%.

FB Financial Corporation	6

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2018			June 30, 2018			March 31, 2018
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$3,457,526	$53,928	6.19%	$3,289,045	$50,193	6.12%	$3,192,490	$46,564	5.92%
Loans held for sale	353,477	4,019	4.51%	362,571	4,382	4.85%	434,573	4,173	3.89%
Securities:
Taxable	482,733	3,151	2.59%	484,035	3,134	2.60%	457,826	2,852	2.53%
Tax-exempt(a)	121,680	1,394	4.55%	115,334	1,327	4.61%	109,116	1,251	4.65%
Total securities(a)	604,413	4,545	2.98%	599,369	4,461	2.99%	566,942	4,103	2.94%
Federal funds sold	18,014	97	2.14%	19,645	82	1.67%	20,325	73	1.46%
Interest-bearing deposits with other financial institutions	33,184	214	2.56%	42,750	155	1.455	35,463	165	1.89%
FHLB stock	13,179	215	6.47%	12,530	162	5.19%	11,806	140	4.81%
Total interest earning assets(a)	4,479,793	63,018	5.58%	4,325,910	59,435	5.51%	4,261,599	55,218	5.25%
Noninterest Earning Assets:
Cash and due from banks	52,980			48,184			43,261
Allowance for loan losses	(26,487)			(24,771)			(24,311)
Other assets	425,911			414,668			397,945
Total noninterest earning assets	452,404			438,081			416,895
Total assets	$4,932,197			$4,763,991			$4,678,494
Interest-bearing liabilities:
Interest bearing deposits:
Interest bearing checking	$870,964	$1,690	0.77%	$935,351	$1,571	0.67%	$943,707	$1,357	0.58%
Money market	1,067,754	3,126	1.16%	1,005,081	2,311	0.92%	975,831	1,890	0.79%
Savings deposits	177,698	68	0.15%	181,461	69	0.15%	179,925	68	0.15%
Customer time deposits	745,616	2,699	1.44%	628,709	1,638	1.04%	617,784	1,423	0.93%
Broker and internet time deposits	61,478	281	1.81%	75,699	309	1.64%	84,125	333	1.61%
Time deposits	807,094	2,980	1.46%	704,408	1,947	1.11%	701,909	1,756	1.01%
Total interest bearing deposits	2,923,510	7,864	1.07%	2,826,301	5,898	0.84%	2,801,372	5,071	0.73%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	24,484	51	0.83%	20,002	45	0.90%	15,160	25	0.67%
Federal Home Loan Bank advances	293,020	1,524	2.06%	253,131	1,171	1.86%	211,735	917	1.76%
Subordinated debt	30,930	418	5.36%	30,930	412	5.34%	30,930	406	5.32%
Total other interest-bearing liabilities	348,434	1,993	2.27%	304,063	1,628	2.15%	257,825	1,348	2.12%
Total interest-bearing liabilities	3,271,944	9,857	1.20%	3,130,364	7,526	0.96%	3,059,197	6,419	0.85%
Noninterest bearing liabilities:
Demand deposits	980,296			975,760			927,213
Other liabilities	41,569			41,917			92,886
Total noninterest-bearing liabilities	1,021,865			1,017,677			1,020,099
Total liabilities	4,293,809			4,148,041			4,079,296
Shareholders' equity	638,388			615,950			599,198
Total liabilities and shareholders' equity	$4,932,197			$4,763,991			$4,678,494
Net interest income(a)		$53,161			$51,909			$48,799
Interest rate spread(a)			4.39%			4.55%			4.40%
Net interest margin(a)			4.71%			4.81%			4.64%
Cost of total deposits			0.80%			0.62%			0.55%
Average interest-earning assets to average interest-bearing liabilities			136.9%			138.2%			139.3%
Tax-equivalent adjustment		$406			$392			$370
Loan HFI yield components:
Contractual interest rate(a)		$47,650	5.47%		$44,057	5.37%		$41,536	5.28%
Origination and other loan fee income		3,486	0.40%		3,742	0.46%		2,867	0.37%
Accretion on purchased loans		2,130	0.25%		1,928	0.23%		1,687	0.21%
Nonaccrual interest		630	0.07%		250	0.03%		399	0.05%
Syndication fee income		32	—%		216	0.03%		75	0.01%
Total loan yield		$53,928	6.19%		$50,193	6.12%		$46,564	5.92%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.060%.

FB Financial Corporation	7

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)

	2019	2018
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Loans by market
Metropolitan	$2,516,582	$2,413,674	$2,335,771	$2,210,419	$2,076,465
Community	784,671	788,619	765,231	771,358	764,198
Specialty lending and other	485,538	465,218	437,529	433,798	404,000
Total	$3,786,791	$3,667,511	$3,538,531	$3,415,575	$3,244,663
Deposits by market
Metropolitan	$2,350,421	$2,283,983	$2,228,902	2,112,941	$2,079,983
Community	1,482,877	1,451,494	1,427,310	1,392,649	1,409,612
Mortgage and other(a)	469,893	436,240	473,261	404,273	276,556
Total	$4,303,191	$4,171,717	$4,129,473	$3,909,863	$3,766,151
(a) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale/other deposits.

FB Financial Corporation	8

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2019	2018
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Banking segment
Net interest income	$52,993	$51,344	$52,733	$51,669	$48,771
Provision for loan losses	1,391	2,200	1,818	1,063	317
Mortgage banking income retail footprint	4,386	5,041	7,417	6,894	6,108
Other noninterest income	8,018	8,252	7,706	7,219	6,804
Other noninterest mortgage banking expenses	2,831	4,542	6,383	5,649	5,097
Merger expense	621	401	—	—	1,193
Other noninterest expense	33,109	32,531	32,009	31,127	30,951
Pre-tax income after allocations	$27,445	$24,963	$27,646	$27,943	$24,125
Total assets	$4,987,744	$4,752,111	$4,637,097	$4,443,469	$4,220,543
Intracompany funding income included in net interest income	2,558	3,035	3,997	4,517	4,508
Core efficiency ratio*(a)	54.7%	57.0%	56.6%	54.4	57.9%
Mortgage segment
Net interest income	$23	$23	$22	$(152)	$(342)
Provision for loan losses	—	—	—	—	—
Noninterest income	16,635	13,956	19,232	21,650	20,363
Mortgage restructuring expense	1,054	—	—	—	—
Noninterest expense	17,486	16,262	18,821	19,582	18,910
Direct (loss) contribution	$(1,882)	$(2,283)	$433	$1,916	$1,111
Total assets	$347,412	$384,653	$421,070	$479,780	$504,873
Intracompany funding expense included in net interest income	2,558	3,035	3,397	4,517	4,508
Core efficiency ratio*(a)	N/A	N/A	97.8	91.1	94.5%
Interest rate lock commitments volume during the period
Consumer direct	$521,603	$463,669	$715,739	$785,965	$719,730
Third party origination (TPO)	170,529	168,139	206,651	239,995	245,679
Retail	291,800	242,059	319,073	359,284	329,720
Correspondent	380,854	437,482	463,473	590,743	833,857
Total	$1,364,786	$1,311,349	$1,704,936	$1,975,987	$2,128,986
Interest rate lock commitments pipeline (period end)
Consumer direct	$235,505	$147,297	$224,648	$291,874	$246,650
Third party origination (TPO)	73,218	53,080	72,890	92,526	107,365
Retail	110,480	70,389	94,693	117,912	124,538
Correspondent	73,304	47,940	60,589	95,256	214,424
Total	$492,507	$318,706	$452,820	$597,568	$692,977
Mortgage sales
Consumer direct	$287,720	$421,897	$577,070	$483,434	$592,873
Third party origination (TPO)	118,563	145,385	178,238	205,050	160,903
Retail	59,084	63,261	85,561	79,497	64,925
Retail footprint	146,312	168,554	227,985	210,958	169,778
Reverse	4,111	7,262	11,154	12,252	14,779
Correspondent	350,435	424,717	454,020	715,733	679,561
Total	$966,225	$1,231,076	$1,534,028	$1,706,924	$1,682,819
Gains and fees from origination and sale of mortgage loans held for sale	$15,907	$21,483	$26,094	$27,017	$23,481
Net change in fair value of loans held for sale, derivatives, and other	2,244	(4,623)	(2,320)	(2,299)	(90)
Mortgage servicing income	4,751	4,618	5,576	5,604	4,793
Change in fair value of mortgage servicing rights, net of hedging	(1,881)	(2,481)	(2,701)	(1,778)	(1,713)
Total mortgage banking income	$21,021	$18,997	26,649	$28,544	$26,471
Mortgage sale margin(b)	1.65%	1.75%	1.70%	1.58%	1.40%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures for a reconciliation and discussion of this non-GAAP measure.
 (a) During the first quarter of 2019, the Company changed its presentation of the total and operating segments core efficiency ratio calculation to no longer exclude the change in fair value of MSRs; therefore, prior periods have been revised to reflect this change.
 (b) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	9

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	2019		2018
	First Quarter	% of Total	Fourth Quarter	% of Total	Third Quarter	% of Total	Second Quarter	% of Total	First Quarter	% of Total
Loan portfolio
Commercial and industrial	$888,345	23%	$867,083	24%	$840,439	24%	$813,054	24%	$765,115	24%
Construction	539,065	14%	556,051	15%	491,171	14%	522,471	15%	466,495	14%
Residential real estate:
1-to-4 family mortgage	552,239	15%	555,815	16%	553,720	16%	528,158	15%	491,725	15%
Residential line of credit	187,415	5%	190,480	5%	214,741	6%	208,668	6%	197,740	6%
Multi-family mortgage	71,532	2%	75,457	2%	86,264	2%	57,344	2%	63,295	2%
Commercial real estate:
Owner occupied	499,123	13%	493,524	13%	504,149	14%	470,872	14%	499,331	16%
Non-owner occupied	816,880	22%	700,248	19%	628,336	18%	600,629	18%	562,128	17%
Consumer and other	232,192	6%	228,853	6%	219,711	6%	214,379	6%	198,834	6%
Total loans HFI	$3,786,791	100%	$3,667,511	100%	$3,538,531	100%	$3,415,575	100%	$3,244,663	100%
Allowance for loan losses rollforward summary
Allowance for loan losses at the beginning of the period	$28,932		$27,608		$26,347		$24,406		$24,041
Charge-off's	(871		(806)		(917)		(421)		(661)
Recoveries	362		279		360		1,299		709
Provision for loan losses	1,391		2,200		1,818		1,063		317
Adjustment for transfers to loans HFS	—		(349)		—		—		—
Allowance for loan losses at the end of the period	$29,814		$28,932		$27,608		$26,347		$24,406
Allowance for loan losses as a percentage of total loans HFI	0.79%		0.79%		0.78%		0.77%		0.75%
Charge-offs
Commercial and Industrial	$(179)		$(340)		$(333)		$(5)		$(220)
Construction	—		—		(14)		(15)		—
Residential real estate:
1-to-4 family mortgage	(81)		(69)		(4)		(5)		(60)
Residential line of credit	(32)		(3)		(13)		—		(20)
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	—		(36)		(55)		—		—
Non-owner occupied	—		—		—		—		—
Consumer and other	(579)		(358)		(498)		(396)		(361)
Total Charge Offs:	(871)		(806)		(917)		(421)		(661)
Recoveries
Commercial and Industrial	12		16		104		135		135
Construction	1		37		13		862		252
Residential real estate:
1-to-4 family mortgage	13		14		99		43		15
Residential line of credit	25		76		31		44		27
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	87		2		10		108		23
Non-owner occupied	—		—		—		—		51
Consumer and other	224		134		103		107		206
Total Recoveries:	362		279		360		1,299		709
Net (charge-off's) recoveries	$(509)		$(527)		$(557)		$878		$48
Net charge-off's (recoveries) as a percentage of average total loans	0.06%		0.06%		0.06%		(0.11)%		(0.01)%
Loans classified as substandard	$60,746		$66,487		$60,346		$58,467		$52,835
Purchased credit impaired loans	62,564		68,999		73,651		78,313		85,752

FB Financial Corporation	10

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2019	2018
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Nonperforming assets(a)
Past due 90 days or more and accruing interest	$1,885	$3,041	$2,364	$1,639	$2,689
Nonaccrual	13,721	13,685	8,355	7,174	6,954
Total nonperforming loans held for investment	$15,606	$16,726	$10,719	$8,813	$9,643
Loans held for sale	196	397	—	—	501
Other real estate owned- foreclosed	7,447	7,262	8,206	9,258	9,755
Other real estate owned- acquired excess facilities	5,381	5,381	5,381	5,381	5,579
Other assets	1,779	1,637	1,564	2,341	$2,342
Total nonperforming assets	$30,409	$31,403	$25,870	$25,793	$27,820
Total nonperforming loans as a percentage of loans held for investment	0.415	0.46%	0.30%	0.26%	0.30%
Total nonperforming assets as a percentage of total assets	0.57%	0.61%	0.51%	0.52%	0.59%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.04%	0.06%	0.05%	0.03%	0.06%
Loans restructured as troubled debt restructurings	$8,953	$6,794	$7,679%	$8,603	$8,675
Troubled debt restructurings as a percentage of loans held for investment	0.24%	0.19%	0.22%	0.25%	0.27%
(a) Nonperforming assets excludes purchase credit impaired loans.

FB Financial Corporation	11

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	March 31, 2019	December 31, 2018

Total Equity	$694,577	$671,857
Less:
Goodwill	137,190	137,190
Other intangibles	10,439	11,628
Tangible Common Equity	$546,948	$523,039

Total Assets	$5,335,156	$5,136,764
Less:
Goodwill	137,190	137,190
Other intangibles	10,439	11,628
Tangible Assets	$5,187,527	$4,987,946

Preliminary Total Risk-Weighted Assets	$4,573,446	$4,480,921

Total Common Equity to Total Assets	13.0%	13.1%
Tangible Common Equity to Tangible Assets*	10.5%	10.5%

	March 31, 2019	December 31, 2018
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$550,872	$524,013
Tier 1 Capital	580,872	554,013
Total Capital	610,686	582,945

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	12.0%	11.7%
Tier 1 Risk-Based	12.7%	12.4%
Total Risk-Based	13.4%	13.0%
Tier 1 Leverage	11.5%	11.4%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

FB Financial Corporation	12

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2019		2018
Securities (at fair value)	First Quarter		Fourth Quarter		Third Quarter		Second Quarter		First Quarter
Available for sale debt securities
U.S. government agency securities	$993	—%	$989	—%	$984	—%	$983	—%	$982	—%
Mortgage-backed securities - residential	511,716	76%	508,580	78%	467,714	77%	477,974	78%	472,930	79%
Municipals, tax exempt	147,640	22%	138,887	21%	130,672	21%	122,247	20%	113,158	19%
Treasury securities	7,305	1%	7,242	1%	7,131	1%	7,156	1%	7,178	1%
Total available for sale debt securities	667,654	100%	655,698	100%	606,501	99%	608,360	99%	594,248	99%
Equity securities	3,181	—%	3,107	—%	3,067	1%	3,075	1%	3,099	1%
Total securities	$670,835	100%	$658,805	100%	$609,568	100%	$611,435	100%	$597,347	100%
Securities to total assets	12.6%		12.8%		12.1%		12.4%		12.6%

FB Financial Corporation	13

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2019	2018
Net income, adjusted	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Pre-tax net income	$25,563	$22,680	$28,079	$29,859	$25,236
Plus merger, offering, and mortgage restructuring-related expenses	1,675	401	—	671	1,193
Pre-tax net income, adjusted	$27,238	$23,081	$28,079	$30,530	$26,429
Income tax expense, adjusted	6,412	5,745	6,702	7,794	5,793
Net income, adjusted	$20,826	$17,336	$21,377	$22,736	$20,636
Weighted average common shares outstanding fully diluted	31,349,198	31,344,949	31,339,628	31,294,044	31,421,830
Diluted earnings per share, adjusted
Diluted earnings per common share	$0.62	$0.54	$0.68	$0.70	$0.63
Plus merger, offering, and mortgage restructuring-related expenses	0.05	0.01	—	0.02	0.04
Less tax effect	0.01	—	—	—	(0.01)
Diluted earnings per share, adjusted	$0.66	$0.55	$0.68	$0.72	$0.66

Pro forma net income, adjusted*	YTD 2019	2018	2017	2016	2015
Pre-tax net income	$25,563	$105,854	$73,485	$62,324	$50,824
Plus merger, offering, and mortgage restructuring-related expenses	1,675	2,265	19,034	3,268	3,543
Less signficant (losses) gains on securities, other real estateowned and other items	—	—	—	(3,539)	4,638
Pre tax net income, adjusted	27,238	108,119	92,519	69,131	49,729
Pro forma income tax expense, adjusted	6,412	26,034	34,749	25,404	18,425
Pro forma net income, adjusted	$20,826	$82,085	$57,770	$43,727	$31,304
Weighted average common shares outstanding fully diluted	31,349,198	31,314,981	28,207,602	19,312,174	17,180,000

Pro forma diluted earnings per share, adjusted*
Diluted earning per share	$0.62	$2.55	$1.86	$2.10	$2.79
Plus merger, offering, and mortgage restructuring-related expenses	0.05	0.07	0.67	0.17	0.21
Less signficant (losses) gains on securities, other real estate
owned and other items	—	—	—	(0.18)	0.27
Less tax effect and benefit of enacted tax laws	(0.01)	(0.01)	(0.48)	(0.19)	(0.91)
Pro forma diluted earnings per share, adjusted	$0.66	$2.61	$2.05	$2.26	$1.82
*Prior to the IPO in the third quarter of 2016, the Company was an S corporation and did not incur federal income taxes.  In conjunction with the IPO, the Company converted to a C corporation.  These results are on a pro forma basis to reflect the results of the Company on a C corporation basis and combined effective tax rates of 35.08% and 36.75% for the years ended December 31, 2015 and 2016, respectively.

FB Financial Corporation	14

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2019	2018
Core efficiency ratio (tax-equivalent basis)(a)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Total noninterest expense	$55,101	$53,736	$57,213	$56,358	$56,151
Less merger, offering, and mortgage restructuring-related expenses	1,675	401	—	671	1,193
Core noninterest expense	$53,426	$53,335	$57,213	$55,687	$54,958
Net interest income (tax-equivalent basis)	$53,461	$51,799	$53,161	$51,909	$48,799
Total noninterest income	29,039	27,249	34,355	35,763	33,275
Less gain (loss) on sales or write-downs of other real estate owned and other assets	152	33	446	(132)	(118)
Less gain (loss) from securities, net	43	—	(27)	(42)	(47)
Core noninterest income	28,844	27,216	33,936	35,937	33,440
Core revenue	$82,305	$79,015	$87,097	$87,846	$82,239
Efficiency ratio (GAAP)(b)	67.2%	68.4%	65.7%	64.6%	68.7%
Core efficiency ratio (tax-equivalent basis)	64.9%	67.5%	65.7%	63.4%	66.8%
(a) During the first quarter of 2019, the Company changed its presentation of the total and operating segments core efficiency ratio calculation to no longer exclude the change in fair value of MSRs; therefore, prior periods have been revised to reflect this change.

(b) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

	2019	2018
Banking segment core efficiency ratio (tax equivalent)(a)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Core consolidated noninterest expense	$53,426	$53,335	$57,213	$55,687	$54,958
Less Mortgage segment core noninterest expense	17,486	16,262	18,821	19,582	18,910
Core Banking segment noninterest expense	$35,940	$37,073	$38,392	$36,105	$36,048
Core revenue	$82,305	$79,015	$87,097	$87,846	$82,239
Less Mortgage segment total revenue	16,658	13,979	19,254	21,498	20,021
Core Banking segment total revenue	$65,647	$65,036	$67,843	$66,348	$62,218
Banking segment core efficiency ratio (tax-equivalent basis)	54.7%	57.0%	56.6%	54.4%	57.9%

Mortgage segment core efficiency ratio (tax equivalent)(a)
Mortgage segment noninterest expense	$18,540	$16,262	$18,821	$19,582	$18,910
Less mortgage restructuring expense	1,054	—	—	—	—
Core Mortgage segment noninterest expense	$17,486	$16,262	$18,821	$19,582	$18,910
Mortgage segment total revenue	$16,658	$13,979	$19,254	$21,498	$20,021
Mortgage segment core efficiency ratio (tax-equivalent basis)	N/A	N/A	97.8%	91.1%	94.5%
(a) During the first quarter of 2019, the Company changed its presentation of the total and operating segments core efficiency ratio calculation to no longer exclude the change in fair value of MSRs; therefore, prior periods have been revised to reflect this change.

FB Financial Corporation	15

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2019	2018
Mortgage contribution, adjusted	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Mortgage segment pre-tax net contribution	$(1,882)	$(2,283)	$433	$1,916	$1,111
Retail footprint:
Mortgage banking income	4,386	5,041	7,417	6,894	6,108
Mortgage banking expenses	2,831	4,542	6,383	5,649	5,097
Retail footprint pre-tax net contribution	1,555	499	1,034	1,245	1,011
Total mortgage banking pre-tax net (loss) contribution	$(327)	$(1,784)	$1,467	$3,161	$2,122
Plus mortgage restructuring expense	1,054	—	—	—	—
Total mortgage banking pre-tax net contribution (loss), adjusted	$727	$(1,784)	$1,467	$3,161	$2,122
Pre-tax net income	$25,563	$22,680	$28,079	$29,859	$25,236
% total mortgage banking pre-tax net contribution	N/A	N/A	5.2	10.6	8.4
Pre-tax net income, adjusted	$27,238	$23,081	$28,079	$30,530	$26,429
% total mortgage banking pre-tax net contribution, adjusted	2.7%	N/A	5.2%	10.4%	8.0%

	2019	2018
Tangible assets and equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Tangible Assets
Total assets	$5,335,156	$5,136,764	$5,058,167	$4,923,249	$4,725,416
Less goodwill	137,190	137,190	137,190	137,190	137,190
Less intangibles, net	10,439	11,628	12,403	13,203	14,027
Tangible assets	$5,187,527	$4,987,946	$4,908,574	$4,772,856	$4,574,199
Tangible Common Equity
Total shareholders' equity	$694,577	$671,857	$648,731	$630,959	$611,075
Less goodwill	137,190	137,190	137,190	137,190	137,190
Less intangibles, net	10,439	11,628	12,403	13,203	14,027
Tangible common equity	$546,948	$523,039	$499,138	$480,566	$459,858
Common shares outstanding	30,852,665	30,724,532	30,715,792	30,683,353	30,671,763
Book value per common share	$22.51	$21.87	$21.12	$20.56	$19.92
Tangible book value per common share	$17.73	$17.02	$16.25	$15.66	$14.99
Total shareholders' equity to total assets	13.0%	13.1%	12.8%	12.8%	12.9%
Tangible common equity to tangible assets	10.5%	10.5%	10.2%	10.1%	10.1%
Net income	$19,588	$17,040	$21,377	$22,065	$19,754
Return on tangible common equity	14.5%	12.9%	17.0%	18.4%	17.4%

	2019	2018
Return on average tangible common equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Total average shareholders' equity	$684,545	$659,050	$638,388	$615,950	$599,198
Less average goodwill	137,190	137,190	137,190	137,190	137,190
Less average intangibles, net	10,856	12,016	12,803	13,615	14,465
Average tangible common equity	$536,499	$509,845	$488,395	$465,145	$447,544
Net income	$19,588	$17,040	$21,377	$22,065	$19,754
Return on average tangible common equity	14.8%	13.3%	17.4%	19.0%	17.9%

FB Financial Corporation	16

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2019	2018
Return on average tangible common equity, adjusted	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Average tangible common equity	$536,499	$509,845	$488,395	$465,145	$447,544
Net income, adjusted	20,826	17,336	21,377	22,736	20,636
Return on average tangible common equity, adjusted	15.7%	13.5%	17.4%	19.6%	18.7%

Pro forma return on average tangible common equity	YTD 2019	2018	2017	2016	2015
Total average shareholders' equity	$684,545	$629,922	$466,219	$276,587	$228,844
Less average goodwill	137,190	137,190	84,997	46,867	46,904
Less average intangibles, net	10,856	12,815	8,047	5,353	5,095
Average tangible common equity	$536,499	$479,917	$373,175	$224,367	$176,845
Pro forma net income	$19,588	$80,236	$52,398	$39,422	$32,995
Pro forma return on average tangible common equity	14.8%	16.7%	14.0%	17.6%	18.7%

Pro forma return on average tangible common equity, adjusted	YTD 2019	2018	2017	2016	2015
Average tangible common equity	$536,499	$479,917	$373,175	$224,367	$176,845
Pro forma net income, adjusted	20,826	82,085	57,770	43,727	31,304
Pro forma return on average tangible common equity, adjusted	15.7%	17.1%	15.5%	19.5%	17.7%

	2019	2018
Return on average assets and equity, adjusted	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Net income	$19,588	$17,040	$21,377	$22,065	$19,754
Average assets	5,174,918	5,005,158	4,932,197	4,763,991	4,678,494
Average equity	684,545	659,050	638,388	615,950	599,198
Return on average assets	1.54%	1.35%	1.72%	1.86%	1.71%
Return on average equity	11.6%	10.3%	13.3%	14.4%	13.4%
Net income, adjusted	$20,826	$17,336	$21,377	$22,736	$20,636
Return on average assets, adjusted	1.63%	1.37%	1.72%	1.91%	1.79%
Return on average equity, adjusted	12.3%	10.4%	13.3%	14.8%	14.0%

Pro forma return on average assets and equity, adjusted	YTD 2019	2018	2017	2016	2015
Pro forma net income	$19,588	$80,236	$52,398	$39,422	$32,995
Average assets	5,174,918	4,844,865	3,811,158	3,001,275	2,577,895
Average equity	684,545	629,922	466,219	276,587	228,844
Pro forma return on average assets	1.54%	1.66%	1.37%	1.31%	1.28%
Pro forma return on average equity	11.6%	12.7%	11.2%	14.3%	14.4%
Pro forma net income, adjusted	$20,826	$82,085	$57,770	$43,727	$31,304
Pro forma return on average assets, adjusted	1.63%	1.69%	1.52%	1.46%	1.21%
Pro forma return on average equity, adjusted	12.3%	13.0%	12.4%	15.8%	13.7%

FB Financial Corporation	17